UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2024

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 295-5783
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events.

On May 22, 2024, DuPont announced a plan to separate into three independent, publicly traded companies through the separations of DuPont’s Electronics and Water businesses. Following completion of the separations, “new” DuPont would continue as a diversified industrial company. The separation transactions are expected to be completed within the next 18 to 24 months and are subject to satisfaction of customary conditions, including final approval by DuPont's Board of Directors, receipt of tax opinions from counsel, the filing and effectiveness of Form 10 registration statements with the U.S. Securities and Exchange Commission, applicable regulatory approvals and satisfactory completion of financing.

DuPont, with its advisors, is evaluating considerations related to the design of the capital structures of the three “FutureCos”. These considerations include the impact of executing the separations in accordance with the announced plan on the Company’s existing indebtedness, including the Company’s senior notes. DuPont currently has senior notes outstanding in the aggregate principal amount of ~$7.8 billion, with maturities on the notes in 2025, 2028, 2038 and 2048.

As part of establishing the capital structures of the three “FutureCos”, DuPont has delivered a notice of redemption to the bond trustee with respect to a partial redemption of $650 million aggregate principal amount of its 2038 notes in accordance with their terms. DuPont expects to repay, redeem, repurchase, or exchange some or all of its other senior notes, which could include redemptions, tender offers, open market purchases, privately negotiated transactions, or other transactions or a combination of any of them, which will be on pricing terms that are determined at the time of any such transaction. Such transactions will depend on liquidity considerations, contractual and legal restrictions, prevailing market conditions and other factors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	June 5, 2024	By:	/s/ Erik T. Hoover
		Name:	Erik T. Hoover
		Title:	Senior Vice President and General Counsel